Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12.	COMMITMENTS AND CONTINGENCIES

Agreements

On September 27, 2010 the Company signed an agreement for investment banking services, including financings and business combinations. The compensation to the banker includes a flat fee plus other compensation as defined in the agreement. The agreement included a grant of a three-year warrant to purchase 74,850 shares of the Company’s common stock at an exercise price of $0.001 per share. The fair value of the award was $19,443 and is amortized over the term of the agreement. Accordingly, the Company recorded a stock based compensation charge of $14,422 for the year ended December 31, 2011. In August, 2011, the warrant was cancelled and replaced with a new warrant for 899,672 shares of the Company’s common stock, at an exercise price of $0.10 per share. This warrant was fully exercised during July 2012. In September 2011, the Company issued to the banker an additional three-year warrant to purchase 195,291 shares of the Company’s common stock, exercisable at $0.001 per share.

In 2010, the Company granted its corporate law firm a warrant to purchase 460,821 shares of the Company’s common stock, exercisable at $.01 per share. That warrant was cancelled and, in August, 2011, the Company granted its corporate law firm a five-year warrant to purchase 692,802 shares of the Company’s common stock at an exercise price of $0.10 per share.

During October 2012 we leased approximately 1,641 square feet of office space located at 2030 Addison Street, Berkeley, CA for approximately $4,200 per month under 29 month agreement with rental payments commencing on January 1, 2013. The rental fee escalates to approximately $4,350 on April 1, 2013 and approximately $4,500 on April 1, 2014.

Future minimum lease payments under all operating leases as of December 31, 2012 are approximately as follows:

Year Ending December 31,	Amount
2013	$ 51,817
2014	53,371
2015	13,441

Total	$ 118,629

Legal matters

In the normal course of business, the Company is, and in the future may be, subject to various disputes, claims, lawsuits, and administrative proceedings arising in the ordinary course of business with respect to commercial, product liability, employment, and other matters, which could involve substantial amounts of damages. In the opinion of management, any liability related to any such known proceedings would not have a material adverse effect on the business or financial condition of the Company. Additionally, from time to time, the Company may pursue litigation against third parties to enforce or protect the Company’s rights under the Company’s trademarks, trade secrets and intellectual property rights generally.

During 2010, the Company was served with a lawsuit for the Company’s past due liabilities. The lawsuit was Peri & Sons, plaintiff, vs. Organic Alliance, Inc. and Parker Booth, defendants, for past due produce liabilities. An agreement was reached and OAI has been making payments to the plaintiff. OAI was dismissed from the action and signed a confession of judgment. Over half of the past due amount has been paid with a balance of approximately $21,000 remaining.